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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2002

Date of reporting period: DECEMBER 31, 2002

ITEM 1. Reports to Shareholders

                               [GRAPHIC OMITTED]


                                                                  VAN ECK GLOBAL

                                                       Worldwide Insurance Trust

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002

                                                      WORLDWIDE HARD ASSETS FUND

                          GLOBAL INVESTMENTS SINCE 1955

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Hard Assets Fund outperformed the general market for the third year in a row. The Fund lost 2.85% during the year 2002, significantly outperforming the Goldman Sachs Natural Resources Index(1), which lost 14.33%. In contrast, the broader Standard & Poor's (S&P) 500 Index(2) lost 22.09% and the Nasdaq Composite Index(3) slid 31.13% during the year.

Overall, hard asset investments provided diversification benefits to many investors looking to find relief from the freefalls experienced in broad equity markets. Commodity prices rose in response to a global policy of monetary easing and improvements in supply-side discipline in many natural resources sectors. Gold and gold-mining shares gained steam throughout the year in a falling dollar environment while energy prices were buoyed by geopolitical unrest. However, a major theme for the year was the disconnect between rising commodity prices and the falling stock prices of commodity companies. This has resulted in attractively valued hard asset equities, which should help the Fund in 2003.

MARKET REVIEW

During the past two years, an attempt by central banks around the world to reflate global economies resulted in lower interest rates across the board. This pro-growth policy, which has historically proven to be beneficial to cyclical stocks, is likely to continue in the near term. In addition, supply/demand conditions in most natural resources sectors remain favorable and continued dollar weakness is serving to increase commodity demand. Combined, these conditions created a positive environment for many hard asset sectors in 2002 and resulted in excellent investment opportunities in sectors such as gold, oil and natural gas.

In contrast, the general equities market suffered a losing streak of three consecutive years for the first time since the years of 1939 to 1941. This, combined with building doubts regarding U.S. business practices and a weakening dollar, weighed heavily on the minds of most investors. In short, hard assets emerged as an attractive alternative to traditional financial assets in a difficult investment environment.

Throughout the year, the Fund continued to benefit from its high allocation to the GOLD sector (the Fund had a 23.1% allocation to precious metals as of December 31). The price of gold turned in its best annual performance since 1987, posting a gain of 24.8% for the year. During the course of the year, gold and gold shares regained acceptance among many investors as an alternative asset class during periods of political and financial stress. The rise in the gold price was accompanied by U.S. dollar weakness and the absence of an economic recovery in the U.S. that many had been hoping for. Real (inflation-adjusted) interest rates on one-year U.S. Treasuries turned negative in October. While the dollar lost its safe-haven status it enjoyed in the nineties, gold seems to have emerged again as a pure form of currency during uncertain times.

Taking their cue from bullion, gold shares turned in a stellar performance, as shown by the 43.4% gain in the Philadelphia Stock Exchange Gold and Silver (XAU) Index(4) for 2002. Investors showed a clear preference for shares of unhedged gold-mining companies, whose earnings are fully exposed to rising gold prices. The Fund's exposure to gold-mining shares concentrated on unhedged producers in 2002, resulting in spectacular performance among our holdings. For example, Glamis Gold (2.4% of the Fund's total net assets as of December 31) rose 214%. In addition, as the gold price rose above US$300, many of the smaller gold miners with promising projects became attractive investments. Approximately 5% of the Fund has been allocated to the small-cap miners who also contributed to performance in 2002.

Within the ENERGY sector (35.9% of Fund assets), we maintained our bias toward natural gas. This market has shown remarkable strength, as the inventory overhang has quickly been worked off. Buying on stock weakness in the beginning of the year proved beneficial as natural gas prices continued their long-term rise. The continued use of environmentally friendly electric power plants, combined with cold weather in the Northeast, diminished supplies and boosted prices. While the winter season began with natural gas storage levels slightly above historical norms, we now find ourselves with storage levels slightly below those levels. Natural gas prices gained 88% during the year (as measured by front month gas futures), while equities in this market dropped 19.6% (as measured by the Amex Natural Gas Index(5)).

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Demand is difficult to gauge but we believe that, even with a falloff in prices, the exploration and production shares have room on the upside going forward.

The crude oil market was supported by a strong political premium during the year. Increasing tensions between the U.S. and Iraq brought the price of crude gradually higher, ending the year over US$30 a barrel. Many nations have stockpiled crude oil in anticipation of an energy shortage resulting from any U.S. military action in the Middle East. This has had an artificial effect on inventories, sending supplies to 25-year lows. In addition, OPEC (Organization of the Petroleum Exporting Countries) spare capacity has been drawn down in recent months by both OPEC cheating as well as the Organization's new, higher production quota announced toward the end of the year.

The second half of the year was dominated by several major supply interruptions in the crude oil market. Political unrest in Venezuela, where unions have organized a labor strike in an attempt to oust President Hugo Chavez, took its toll on inventory supplies. This strike in the fifth-largest oil exporter in the world resulted in the removal of over 80 million barrels of petroleum in an already tight market. In addition, two hurricanes in late September brought activity in the Gulf of Mexico to a grinding halt and the Japanese nuclear energy crisis helped to drive oil prices higher. Unfortunately, equity shares in the market have not fully reflected the strength of the commodity, as seen by the flat performance of the Philadelphia Oil Service Sector Index(6) for the year 2002 (up 0.03%). Given our view that commodity prices are likely to remain firm, we feel that the shares represent significant value and should at some point reflect higher commodity prices. (The divergence between the commodities market and equity market began to close marginally toward the end of the year.)

The PAPER AND FOREST PRODUCT sector (15.0% of Fund assets) has been characterized by attractive stock prices and reduced capacity. Also, industry consolidation continuing throughout the year further supported positive conditions. While the shares have been inexpensive on normalized earnings for quite some time, we believe that the strong seasonal tendency for paper share outperformance from November through May, as well as the stabilization of the paper grades, bodes well for the sector.

REAL ESTATE securities (6.7% of Fund assets) had mixed results throughout the year. However, due to steady yields of between 7% and 7.5%, the sector proved to be a positive contributor to Fund performance for much of the year. The Salomon Smith Barney World Property Index(7) returned 2.84% for the year. Our focus in the real estate sector continued to be in the U.S. and Canadian markets, which was beneficial to the Fund as most European and emerging market REITs (real estate investment trusts) suffered in the sluggish global economic environment. The U.S. real estate market was boosted by the retail mall/outlet sector, which experienced solid returns due to surprisingly strong consumer spending. With long-term return expectations for the general stock market adjusted downward, income has become an important source of investment return for shareholders. Real estate's steady dividend yield during a period overshadowed by bearish market sentiment continues to be attractive to many investors. However, given deteriorating fundamentals and more attractive opportunities in other hard asset sectors, we have been paring back holdings in the real estate sector since midyear.

The Fund ended the year with a small allocation to the INDUSTRIAL METALS sector (9.0% of Fund assets). We trimmed our holdings in aluminum as a result of China's move from net importer to net exporter--a move that will likely increase supply in an already flooded market. While a portion of supply will be necessary for healthy global demand increases, our models show that this increase is excessive and suggests rising global inventories and consequent downward price pressures. The steel market saw strong price increases on the back of President Bush's enacted tariffs on foreign importers. However, prices have retreated since reaching their highs late in the third quarter.

THE OUTLOOK

Looking ahead, we see the positive environment for commodities and particularly commodity-related equities continuing into 2003, although performance drivers will move away from energy markets into non-energy commodity markets. Aggressive efforts of monetary stimulus over the last two years are likely to result in some degree of economic growth over the next year. The Fund is poised to capitalize on this environment through investments in both equities and

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

commodities markets. Historically, the Fund has had a low weighting in commodities investments, but this may change under the appropriate market conditions.

We believe that commodity-related equities will catch up with the rise in commodity prices in the near term, especially in energy markets once geopolitical influences are resolved. The effects of recent supply shocks in the crude oil market will likely diminish over time and inventories may build as supply from OPEC and non-OPEC sources is likely to rise. In gold markets, we believe that trends will continue to favor higher gold prices and that multiple opportunities exist in gold-mining equities. It is likely that investment demand will continue in the sector as investors move toward gold in an effort to protect portfolios from reflation. We also see select opportunities within the base metals (such as copper, nickel and steel) and forest and paper products sectors.

We would like to thank you for your participation in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

[PHOTO OMITTED]             [PHOTO OMITTED]

/s/ Derek S. van Eck       /s/ Samuel R. Halpert

DEREK S. VAN ECK           SAMUEL R. HALPERT
PORTFOLIO MANAGER          MANAGEMENT TEAM MEMBER

January 8, 2003

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(2) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(3) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

(4) The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

(5) The Amex Natural Gas Index is a dollar-weighted index designed to measure the performance of highly capitalized companies in the natural gas industry primarily involved in natural gas exploration and production, natural gas transmission or natural gas distribution.

(6) The Philadelphia Oil Service Sector Index is a price-weighted index of the leading oil service companies.

(7) The Salomon Smith Barney World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the Index.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                     WORLDWIDE HARD ASSETS FUND (UNAUDITED)
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*
                             AS OF DECEMBER 31, 2002

               [COPY BELOW REPRESENTS PIE CHART IN PRINTED PIECE]



                 Energy                                 35.9%
                 Industrial Metals                       9.0%
                 Other                                   2.6%
                 Cash/Equivalents Less Liabilities       5.7%
                 Paper & Forest Products                15.0%
                 Precious Metals                        23.1%
                 Real Estate                             6.7%
                 Agriculture                             2.0%


                            GEOGRAPHICAL WEIGHTINGS*
                             AS OF DECEMBER 31, 2002


               [COPY BELOW REPRESENTS PIE CHART IN PRINTED PIECE]

                 United States                          38.6%
                 Australia                               5.9%
                 Canada                                 30.0%
                 Finland                                 0.8%
                 France                                  1.4%
                 Hong Kong                               1.8%
                 Russia                                  4.6%
                 Cash/Equivalents Less Liabilities       5.7%
                 South Africa                            7.2%
                 United Kingdom                          4.0%


----------
* Percentage of net assets

                           WORLDWIDE HARD ASSETS FUND
                REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 2002*
--------------------------------------------------------------------------------

NORSKE SKOG CANADA LTD.
(CANADA, 2.9%)

Norske Skog produces newsprint and groundwood specialty papers in western North America. The company serves the publishing and commercial printing industries. Norske Skog also produces sawdust-based pulp.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.8%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer, and ethylene dichloride, as well as specialty chemicals. Occidental also has an interest in petrochemicals.

OCEAN ENERGY, INC.
(U.S., 2.7%)

Ocean Energy explores and develops crude oil and natural gas properties. The company's operations are focused in the shelf and deepwater areas of the Gulf of Mexico, the Permian Basin, Midcontinent and Rocky Mountain regions of the United States. Ocean Energy also explores for and produces oil and gas in West Africa, Egypt, Russia and Indonesia.

GOLD FIELDS LTD.
(SOUTH AFRICA, 2.7%)

Gold Fields is a global gold-mining, development and exploration company with operations in South Africa, Ghana and Australia. The group's principal operating mines include Driefontein, Kloof, Beatrix, and St. Helena. Gold Fields also has a platinum project undergoing evaluation in Finland.

SAPPI LTD.
(SOUTH AFRICA, 2.7%)

Sappi is a producer of pulp, paper and timber products. The company owns and manages plantations, pulp and paper mills, saw and mining timber mills, particleboard plants and upgrading facilities. Sappi is one of the leaders in the coated fine paper market and has production operations in North America, Europe and Africa.


GLAMIS GOLD LTD.
(U.S., 2.4%)

Glamis Gold produces gold in Nevada and California. Additionally, the company has exploration and development activities in Honduras, Guatemala, Panama and El Salvador, as well as Nevada and California. Glamis continues to pursue acquisitions and development opportunities in precious metals in the Americas.

SMITH INTERNATIONAL, INC.
(U.S., 2.3%)

Smith International supplies products and services to the oil and gas exploration and production industry. The company's products and services include drilling and completion fluid systems, solids control equipment, waste management services, three-cone drill bits, diamond drill bits, fishing services, drilling tools, underreamers, sidetracking systems and liner hangers.

TIMBERWEST FOREST CORP.
(CANADA, 2.2%)

TimberWest is a private timberland owner operating in western Canada. The company owns timber growing lands and two lumber manufacturing facilities, and has rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

NEWCREST MINING LTD.
(AUSTRALIA, 2.2%)

Newcrest Mining is a gold mining, exploration and production company. The company's exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

INCO LTD.
(U.S., 2.1%)

Inco mines for metals and minerals. The company primarily produces nickel and nickel alloys, as well as copper, cobalt, sulphuric acid, and precious metals. Inco operates around the world.


----------
*Portfolio is subject to change.

                           WORLDWIDE HARD ASSETS FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------
This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Hard Assets Fund made ten years ago with a similar investment in the Standard & Poor's 500 Index.


                       VAN ECK WORLDWIDE HARD ASSETS FUND
                         vs. Standard & Poor's 500 Index


               [COPY BELOW REPRESENTS LINE CHART IN PRINTED PIECE]

                     Van Eck Worldwide Hard Assets Fund                S&P 500
                     ----------------------------------               --------
         Dec-92                  $10,000                              $10,000
         Mar-93                  $11,720                              $10,436
         Jun-93                  $14,460                              $10,486
         Sep-93                  $13,344                              $10,757
         Dec-93                  $16,483                              $11,006
         Mar-94                  $16,459                              $10,589
         Jun-94                  $15,588                              $10,633
         Sep-94                  $17,426                              $11,152
         Dec-94                  $15,694                              $11,150
         Mar-95                  $15,886                              $12,235
         Jun-95                  $16,233                              $13,401
         Sep-95                  $17,531                              $14,465
         Dec-95                  $17,420                              $15,336
         Mar-96                  $20,029                              $16,159
         Jun-96                  $19,247                              $16,883
         Sep-96                  $19,173                              $17,405
         Dec-96                  $20,563                              $18,854
         Mar-97                  $19,744                              $19,361
         Jun-97                  $20,502                              $22,738
         Sep-97                  $23,499                              $24,441
         Dec-97                  $20,219                              $25,143
         Mar-98                  $20,099                              $28,647
         Jun-98                  $17,534                              $29,593
         Sep-98                  $14,194                              $26,655
         Dec-98                  $13,966                              $32,327
         Mar-99                  $14,478                              $33,937
         Jun-99                  $16,513                              $36,329
         Sep-99                  $16,405                              $34,063
         Dec-99                  $16,899                              $39,129
         Mar-00                  $17,174                              $40,025
         Jun-00                  $17,564                              $38,964
         Sep-00                  $18,375                              $38,587
         Dec-00                  $18,827                              $35,570
         Mar-01                  $17,585                              $31,355
         Jun-01                  $18,184                              $33,189
         Sep-01                  $15,503                              $28,320
         Dec-01                  $16,859                              $31,345
         Mar-02                  $18,907                              $31,432
         Jun-02                  $18,430                              $27,223
         Sep-02                  $15,234                              $22,523
         Dec-02                  $16,379                              $24,421


 Average Annual Total Return  12/31/02          1 Year      5 Year     10 Year
--------------------------------------------------------------------------------
 Van Eck Worldwide Hard Assets Fund             (2.85)%     (4.13)%      5.06%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                   (22.09)%     (0.58)%      9.34%

INCEPTION DATE FOR THE VAN ECK WORLDWIDE HARD ASSETS FUND WAS 9/1/89.

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Standard & Poor's 500 Index (S&P 500) is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                          WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
                 NO. OF                                                 VALUE
COUNTRY          SHARES   SECURITIES (A)                              (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 5.9%
              3,975,540   Aviva Corp. Ltd.                         $    94,643
                 30,000   Catuity, Inc+                                 59,656
                360,000   Goodman Fielder Ltd.                         358,944
                527,606   Newcrest Mining Ltd.                       2,127,877
              1,811,000   Oil Search Ltd.+                             628,948
                506,733   Origin Energy Ltd.                         1,053,070
                532,000   Portman Ltd.                                 292,040
                293,000   Santos Ltd.                                  988,026
              1,914,285   Southern Pacific
                             Petroleum NL+                             209,096
                                                                   -----------
                                                                     5,812,300
                                                                   -----------
CANADA: 30.0%
                201,500   Abitibi-Consolidated, Inc.                 1,553,565
                 85,000   Agnico-Eagle Mines Ltd.                    1,263,100
                 42,500   Agnico-Eagle Mines Ltd.
                             Warrants ($19.00,
                             expiring 11/14/07)+                       229,500
                162,200   Baytex Energy Ltd.+                          873,250
              1,824,000   Bema Gold Corp.+                           2,360,858
                462,000   Bema Gold Corp. Warrants
                             (CAD 2.00, expiring
                             6/03/04)*+                                 11,733
              1,614,800   Brazilian Resources, Inc.+                    61,512
                  6,000   Brookfield Homes Corp.*+                       6,628
                 30,000   Brookfield Properties Corp.                  544,346
                 28,050   Brookfield Properties Corp.              USD 566,610
                950,000   Canadian 88 Energy Corp.+                  1,531,966
                 59,000   CHC Helicopter Corp. (Class A)             1,064,929
                 70,000   Domtar, Inc.                                 697,733
                 70,000   Domtar, Inc. Warrants
                             (CAD 17.55, expiring
                             12/23/03)*+                                     0
                 63,850   Ensign Resources Service
                             Group, Inc.                               675,348
                 80,000   FNX Mining Co., Inc.+                        335,217
                210,000   Ivanhoe Mines Ltd.+                          435,972
                125,000   Kinross Gold Corp.+                          307,123
                 94,300   Meridian Gold, Inc.+                       1,660,772
              1,300,000   Miramar Mining Corp.+                      1,667,196
                810,000   Norske Skog Canada Ltd.+                   2,802,679
                 25,000   NQL Drilling Tools, Inc.
                             (Class A)+                                134,912
                173,600   Placer Dome, Inc.                          1,996,400
                329,300   SFK Pulp Fund                              2,132,474
                 76,000   Suncor Energy, Inc.                        1,191,234
                 40,000   Talisman Energy, Inc.                      1,443,718
                285,800   TimberWest Forest Corp.                    2,177,386
                106,300   TVX Gold, Inc.+                            1,677,532
                                                                   -----------
                                                                    29,403,693
                                                                   -----------

--------------------------------------------------------------------------------
                 NO. OF                                                 VALUE
COUNTRY          SHARES   SECURITIES (A)                              (NOTE 1)
--------------------------------------------------------------------------------
FINLAND: 0.8%
                 72,000   Stora Enso Oyj (R Shares)                $   755,892
                                                                   -----------
FRANCE: 1.4%
                 18,500   Total Fina Elf SA
                           (Sponsored ADR)                           1,322,750
                                                                   -----------
HONG KONG: 1.8%
                705,000   CNOOC Ltd.                                   917,580
                145,600   Sun Hung Kai Properties Ltd.                 862,566
                                                                   -----------
                                                                     1,780,146
                                                                   -----------
RUSSIA: 4.6%
                  4,299   Khanty-Mansiysk
                              Oil Co. (b)*+                          2,149,530
                 22,200   Surgutneftegaz, Inc.
                             Preferred Stock
                             (Sponsored ADR)                           517,260
                190,000   YUKOS                                      1,795,500
                                                                   -----------
                                                                     4,462,290
                                                                   -----------
SOUTH AFRICA: 7.2%
                190,000   Gold Fields Ltd.
                              (Sponsored ADR)                        2,652,400
                 28,000   Impala Platinum Holdings Ltd.              1,778,451
                199,500   Sappi Ltd. (ADR)                           2,637,390
                                                                   -----------
                                                                     7,068,241
                                                                   -----------
UNITED KINGDOM: 4.0%
                100,000   Anglo American PLC                         1,485,455
                221,978   BHP Billiton PLC                           1,184,377
                 41,000   Randgold Resources Ltd.
                             (ADR)+                                  1,203,760
                                                                   -----------
                                                                     3,873,592
                                                                   -----------
UNITED STATES: 38.6%
                142,163   AK Steel Holding Corp.+                    1,137,304
                 64,420   Alcoa, Inc.                                1,467,488
                 51,000   AMB Property Corp.                         1,395,360
                 28,000   Boise Cascade Corp.                          706,160
                 18,000   Boston Properties, Inc.                      663,480
                 80,300   Bunge Ltd.                                 1,932,018
                 22,000   ConocoPhillips                             1,064,580
                 36,000   Crescent Real Estate
                             Equities Co.                              599,040
                 74,000   Duke Energy Corp.                          1,445,960
                210,000   Glamis Gold Ltd.+                          2,381,400
                 90,000   GlobalSantaFe Corp.                        2,188,800
                360,000   Golden Star Resources Ltd.+                  673,200
                 90,000   Golden Star Resources Ltd.
                             Warrants ($1.50,
                             expiring 12/12/04)*+                       32,400

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------
               NO. OF                                                 VALUE
COUNTRY        SHARES             SECURITIES (A)                    (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED):
                 50,000   Host Marriott Corp.+                     $   442,500
                 70,000   Hurricane Hydrocarbons
                             Ltd. (Class A)+                           729,400
                 95,000   Inco Ltd.+                                 2,015,900
                124,275   La Quinta Corp.+                             546,810
                 54,000   Murphy Oil Corp.                           2,313,900
                 55,000   Noble Corp.+                               1,933,250
                 22,000   Nucor Corp.                                  908,600
                 97,000   Occidental Petroleum Corp.                 2,759,650
                133,575   Ocean Energy, Inc.                         2,667,493
                 53,000   Remington Oil & Gas Corp.+                   869,730
                 68,000   Smith International, Inc.+                 2,218,160
                 20,000   Smurfit-Stone Container Corp.+               307,820
                 40,000   Starwood Hotels & Resorts
                             Worldwide, Inc.                           949,600
                 30,800   Transocean, Inc.                             714,560
                 47,000   Weatherford International Ltd.+            1,876,710
                 18,000   Weyerhaeuser Co.                             885,781
                                                                   -----------
                                                                    37,827,054
                                                                   -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 94.3%
   (Cost: $90,940,604)                                              92,305,958
                                                                   -----------
OPTIONS PURCHASED:
AUSTRALIA: 0.0%
              3,975,540   Aviva Corp. Ltd.
                             (Call Option-Strike
                             AUD 0.10, expiring
                             12/31/05)+                                 22,269
              1,914,285   Southern Pacific
                             Petroleum NL
                             (Call Option-Strike
                             AUD 0.55, expiring
                             11/19/04)*+                                     0
                                                                   -----------
TOTAL OPTIONS PURCHASED: 0.0%
                          (Premiums paid $11,068)                       22,269
                                                                   -----------

--------------------------------------------------------------------------------
SHORT-TERM                             DATE OF                         VALUE
OBLIGATION: 7.3%                      MATURITY        COUPON         (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
  (Note 13): Purchased on
  12/31/02; maturity value
  $7,178,419 (with State
  Street Bank & Trust Co.,
  Collateralized by
  $7,030,000 Federal
  Home Loan Bank
  3.625% due 9/30/04
  with a value of $7,324,789)
  (Cost: $7,178,000)                   1/02/03        1.05%        $ 7,178,000
                                                                   -----------
TOTAL INVESTMENTS: 101.6%
  (Cost: $ 98,129,672)                                              99,506,227
OTHER ASSETS LESS LIABILITIES: (1.6%)                               (1,528,440)
                                                                   -----------
NET ASSETS: 100%                                                   $97,977,787
                                                                   ===========
SUMMARY OF                                                              % OF
INVESTMENTS                                                              NET
BY INDUSTRY                                                             ASSETS
--------------                                                        ----------
Agriculture                                                                2.0%
Energy                                                                    35.9%
Industrial Metals                                                          9.0%
Paper & Forest Products                                                   15.0%
Precious Metals                                                           23.1%
Real Estate                                                                6.7%
Other                                                                      2.6%
Short-Term Obligation                                                      7.3%
Other assets less liabilities                                             (1.6%)
                                                                   -----------
Net Assets                                                                 100%
                                                                   ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 8). + Non-income producing.
*   Fair value as determined by the Board of Trustees.
Glossary:
ADR-American Depositary Receipt

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS:
Investments, at value (cost $98,129,672) (Note 1) .........................................................           $  99,506,227
Cash ......................................................................................................                 745,180
Foreign cash (cost $623) ..................................................................................                     623
Cash--initial margin for swap (Note 10) ...................................................................                 110,970
Receivables:
   Securities sold ........................................................................................               1,540,293
   Due from broker-- swap (Note 10) .......................................................................                 407,799
   Capital shares sold ....................................................................................                 358,238
   Dividends and interest .................................................................................                 175,816
                                                                                                                      -------------
     Total assets .........................................................................................             102,845,146
                                                                                                                      -------------
LIABILITIES:
Payables:
   Securities purchased ...................................................................................               4,517,049
   Capital shares redeemed ................................................................................                 288,881
   Due to Adviser .........................................................................................                   1,283
   Accounts payable .......................................................................................                  60,146
                                                                                                                      -------------
     Total liabilities ....................................................................................               4,867,359
                                                                                                                      -------------
Net assets ................................................................................................           $  97,977,787
                                                                                                                      =============
Shares outstanding ........................................................................................               9,511,673
                                                                                                                      =============
Net asset value, redemption and offering price per share ..................................................                  $10.30
                                                                                                                      =============
Net assets consist of:
   Aggregate paid in capital ..............................................................................           $ 128,575,064
   Unrealized appreciation of investments, swaps and foreign currency transactions ........................               1,780,755
   Undistributed net investment income ....................................................................                 432,149
   Accumulated realized loss ..............................................................................             (32,810,181)
                                                                                                                      -------------
                                                                                                                      $  97,977,787
                                                                                                                      =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
INCOME (NOTE 1):

Dividends (less foreign taxes withheld of $79,830) ........................................................           $   1,877,522
Interest ..................................................................................................                 121,827
                                                                                                                      -------------
  Total income ............................................................................................               1,999,349


EXPENSES:
Management (Note 2) ......................................................................     $1,049,706
Administration (Note 2) ..................................................................          1,977
Professional .............................................................................         57,375
Custodian ................................................................................         43,882
Reports to shareholders ..................................................................         36,004
Trustees' fees and expenses ..............................................................         33,067
Interest (Note 12) .......................................................................         27,471
Transfer agency ..........................................................................         14,120
Other ....................................................................................         23,888
                                                                                               ----------
  Total expenses .............................................................................................            1,287,490
                                                                                                                        -----------
  Net investment income ......................................................................................              711,859
                                                                                                                        -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
Realized loss from security transactions .....................................................................           (6,715,482)
Realized loss from foreign currency transactions .............................................................             (125,621)
Realized loss from swaps .....................................................................................             (158,000)
Change in unrealized appreciation of investments and swaps ...................................................             (490,722)
Change in unrealized appreciation of foreign denominated assets and liabilities ..............................              (10,524)
                                                                                                                        -----------
Net realized and unrealized loss on investments, swaps and foreign currency transactions .....................           (7,500,349)
                                                                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................................          $(6,788,490)
                                                                                                                        ===========

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED      YEAR ENDED
                                                                                            DECEMBER 31,    DECEMBER 31,
                                                                                                2002            2001
                                                                                           -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ...............................................................    $    711,859    $  1,006,516
   Realized loss from security transactions ............................................      (6,715,482)     (3,891,885)
   Realized loss from foreign currency transactions ....................................        (125,621)        (86,195)
   Realized gain (loss) from swaps .....................................................        (158,000)        257,860
   Change in unrealized appreciation of investments and swaps ..........................        (490,722)     (8,529,299)
   Change in unrealized appreciation of foreign denominated assets and liabilities .....         (10,524)          6,307
                                                                                            ------------    ------------
   Net decrease in net assets resulting from operations ................................      (6,788,490)    (11,236,696)
                                                                                            ------------    ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ...............................................................        (652,177)     (1,019,912)
                                                                                            ------------    ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares .......................................................     541,224,244     200,249,181
   Reinvestment of dividends ...........................................................         652,177       1,019,912
   Cost of shares reacquired ...........................................................    (514,006,768)   (210,191,822)
                                                                                            ------------    ------------
   Increase (decrease) in net assets resulting from capital share transactions .........      27,869,653      (8,922,729)
                                                                                            ------------    ------------
   Total increase (decrease) in net assets .............................................      20,428,986     (21,179,337)
NET ASSETS:
Beginning of year ......................................................................      77,548,801      98,728,138
                                                                                            ------------    ------------
End of year (including undistributed net investment income of $432,149
and $580,130, respectively) ............................................................    $ 97,977,787    $ 77,548,801
                                                                                            ============    ============
*  SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold                                                                                50,872,791      17,370,451
   Reinvestment of dividends                                                                      60,220          86,875
   Shares reacquired                                                                         (48,672,993)    (18,387,841)
                                                                                           -------------   -------------
   Net increase (decrease)                                                                     2,260,018        (930,515)
                                                                                           =============   =============


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                   YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                               2002           2001          2000           1999           1998
                                                             -------        -------       -------        -------         -------
Net Asset Value, Beginning of Year ....................    $   10.69      $   12.07      $   10.96      $    9.20      $   15.72
                                                           ---------      ---------      ---------      ---------      ---------
Income from Investment Operations:
   Net Investment Income ..............................         0.08           0.14           0.16           0.15           0.21
   Net Realized and Unrealized Gain (Loss) on
   Investments, Swaps and Foreign
      Currency Transactions ...........................        (0.38)         (1.39)          1.07           1.75          (4.43)
                                                           ---------      ---------      ---------      ---------      ---------
Total from Investment Operations ......................        (0.30)         (1.25)          1.23           1.90          (4.22)
                                                           ---------      ---------      ---------      ---------      ---------
Less Dividends and Distributions:
   Dividends from Net Investment Income ...............        (0.09)         (0.13)         (0.12)         (0.14)         (0.09)
   Distributions from Realized Capital Gains ..........           --             --             --             --          (2.21)
                                                           ---------      ---------      ---------      ---------      ---------
Total Distributions ...................................        (0.09)         (0.13)         (0.12)         (0.14)         (2.30)
                                                           ---------      ---------      ---------      ---------      ---------
Net Asset Value, End of Year ..........................    $   10.30      $   10.69      $   12.07      $   10.96      $    9.20
                                                           =========      =========      =========      =========      =========
Total Return (a) ......................................        (2.85)%       (10.45)%        11.41%         21.00%        (30.93)%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .........................      $97,978        $77,549        $98,728        $98,911        $85,813
Ratio of Gross Expenses to Average Net Assets .........         1.23%          1.18%          1.16%          1.26%          1.20%
Ratio of Net Expenses to Average Net Assets ...........         1.20%(b)       1.15%(b)       1.14%(b)       1.26%          1.16%
Ratio of Net Investment Income to Average
   Net Assets .........................................         0.68%          1.13%          1.41%          1.39%          1.64%
Portfolio Turnover Rate ...............................        62.76%         85.73%        110.46%        199.43%        153.25%


----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Excluding interest expense.


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS   AND   DISTRIBUTIONS--Dividend   income   and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. The Fund had no written options outstanding at December 31, 2002.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. The Fund had no futures contracts outstanding at December 31, 2002.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at December 31, 2002.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $88,023,894 and $61,630,189, respectively, for the year ended December 31, 2002.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2002 was $98,024,374. As of December 31, 2002, net unrealized appreciation for federal income tax purposes aggregated $1,481,853 of which $12,810,313 related to appreciated securities and $11,328,460 related to depreciated securities.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $491,983, accumulated capital and other losses of $32,923,748 and unrealized appreciation of $1,886,051.

The tax character of distributions paid to shareholders during the years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $652,177 and $1,019,912.

As of December 31, 2002, the Fund had a capital loss carryforward of $31,645,487 available, $5,259,762 expiring December 31, 2006, $15,975,158 expiring December 31, 2007, $1,519,845 expiring December 31, 2009 and $8,890,722 expiring December 31, 2010.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund intends to defer to January 1, 2003 for U.S. Federal income tax purposes, post-October currency losses of $8,262 and post-October capital losses of $1,269,999.


During the year ended December 31, 2002, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $207,663 and decreased accumulated realized loss by $207,663. Net assets were not affected by this reclassification.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2002, the Fund had no outstanding forward foreign currency contracts.

NOTE 8--RESTRICTED SECURITY--The following security is restricted as to sale and is deemed illiquid:

                                                         PERCENT OF
DATE                           TOTAL                    NET ASSETS AT
ACQUIRED                       COST         VALUE         12/31/02
--------                       ----         -----       -------------
1/31/97  Khanty-Mansiysk
         Oil Co.            $1,410,006    $2,149,530        2.2%

NOTE 9--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2002, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $52,556.

NOTE 10--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2002, the Fund had the following outstanding equity swap (stated in U.S. dollars):

                        NUMBER                        TERMI-
UNDERLYING                OF          NOTIONAL        NATION        UNREALIZED
 SECURITY               SHARES         AMOUNT          DATE        APPRECIATION
------------           --------       --------        ------       ------------
Gazprom Oil Co.         680,800       $110,970         Open          $407,799

NOTE 11--COMMODITY SWAP--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2002, the Fund has no outstanding commodity swaps.

NOTE 12--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2002, the Fund borrowed an average daily amount of $1,168,972 at a weighted average interest rate of 2.35% under the Facility. At December 31, 2002, there were no outstanding borrowings under the Facility.

NOTE 13--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 14--SUBSEQUENT EVENT--An income dividend of $0.05 per share was paid on January 31, 2003 to shareholders of record as of January 29, 2003 with investment date of January 31, 2003.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 was audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
February 3, 2003

                     WORLDWIDE HARD ASSETS FUND (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)


TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST AND LENGTH OF               OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INTERESTED TRUSTEES:
John C. van Eck, CFA              Chairman, Van Eck                      10             Chairman of the Board
(87)+*                            Associates Corporation and                            and President of two other
Chairman and Trustee              Van Eck Securities                                    investment companies advised
since 1985                        Corporation                                           by the Adviser

Jan F. van Eck                    Director, Van Eck Associates           10             Trustee of another investment
(39)+**                           Corporation; President and Director,                  company advised by the Adviser
Trustee since 2000                Van Eck Securities Corporation
                                  and other affiliated companies;
                                  President and Director, Van Eck
                                  Capital, Inc.; President and Director,
                                  Van Eck Absolute Return Advisers
                                  Corporation

Derek S. van Eck                  President of Worldwide Hard Assets     10             Trustee of another
(37)+**                           Fund series and the Worldwide Real                    investment company
Trustee since 1999                Estate Fund series of Van Eck                         advised by the Adviser
                                  Worldwide Insurance Trust and the
                                  Global Hard Assets Fund series of
                                  Van Eck Funds; Executive Vice
                                  President, Director, Global Investments
                                  and President and Director of Van
                                  Eck Associates Corporation and
                                  Executive Vice President and
                                  Director of Van Eck Securities
                                  Corporation and other affiliated
                                  companies.

                     WORLDWIDE HARD ASSETS FUND (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST AND LENGTH OF               OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2:)                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INDEPENDENT TRUSTEES:

Jeremy H. Biggs                   Vice Chairman, Director                10             Trustee/Director of two investment
(67)++                            and Chief Investment Officer,                         companies advised by the
Trustee since 1990                Fiduciary Trust Company                               Adviser; Chairman, Davis Funds
                                  International                                         Group; Treasurer and Director,
                                                                                        Royal Oak Foundation; Director,
                                                                                        Union Settlement Association;
                                                                                        First Vice President, Trustee and
                                                                                        Chairman, Finance Committee,
                                                                                        St. James School

Richard C. Cowell                 Private investor                       10             Trustee of another investment
(75)++o                                                                                 company advised by the Adviser;
Trustee since 1985                                                                      Director, West Indies &
                                                                                        Caribbean Development Ltd.

Philip D. DeFeo                   Chairman, Pacific                      10             Trustee of another investment
(57)                              Stock Exchange                                        company advised by the Adviser
Trustee since 1998

David J. Olderman                 Private investor                       10             Trustee/Director of two other
(67)++o                                                                                 investment companies advised
Trustee since 1994                                                                      by the Adviser

Ralph F. Peters                   Private investor                       10             Trustee of another investment
(74)*++o                                                                                company advised by the
Trustee since 1987                                                                      Adviser; Director, Sun Life
                                                                                        Insurance and Annuity Company
                                                                                        of New York; Director, U.S. Life
                                                                                        Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com              10             Trustee of two other investment
(44)++o                                                                                 companies advised by the
Trustee since 1994                                                                      Adviser; Partner and Co-founder,
                                                                                        Quest Partners, LLC; Executive
                                                                                        Vice President, Chief Operating
                                                                                        Officer and Director of NuCable
                                                                                        Resources Corporation; Director,
                                                                                        India Capital Appreciation Fund

                     WORLDWIDE HARD ASSETS FUND (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
TRUST AND LENGTH OF               OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                           OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                           HELD:
---------------------             --------------                                        -------------------

OFFICERS:
Bruce J. Smith                    Senior Vice President and Chief                       Officer of two other
(48)                              Financial Officer, Van Eck Associates                 investment companies
Officer since 1985                Corporation, Van Eck Securities Corporation           advised by the Adviser
                                  and other affiliated companies

Thomas H. Elwood                  Vice President, Secretary and General                 Officer of two other
(55)                              Counsel, Van Eck Associates Corporation,              investment companies
Officer since 1998                Van Eck Securities Corporation and                    advised by the Adviser
                                  other affiliated companies

Alex W. Bogaenko                  Director of Portfolio Administration,                 Controller of two
(40)                              Van Eck Associates Corporation and                    other investment companies
Officer since 1997                Van Eck Securities Corporation                        advised by the Adviser

Charles T. Cameron                Director of Trading, Van Eck                          Vice President of another
(43)                              Associates Corporation; Co-Portfolio                  investment company
Officer since 1996                Manager, Worldwide Bond Fund Series                   advised by the Adviser

Susan C. Lashley                  Vice President, Mutual Fund Operations,               Vice President of two
(48)                              Van Eck Securities Corporation and                    other investment companies
Officer since 1988                Van Eck Associates Corporation                        advised by the Adviser

----------
1 The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
2 Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
+ An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.
* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.
**   Son of Mr. John C. van Eck.
++   Member of the Nominating Committee.
o Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

[LOGO] VAN ECK GLOBAL

Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

[GRAPHIC OMITTED]

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Item 2. Code of Ethics.

Due to early adoption of Form N-CSR, the Code of Ethics is not required at this time pursuant to SEC Release 34-47262; IC-25914.


Item 3. Audit Committee Financial Expert.

Due to early adoption of Form N-CSR, designation of an Audit Committee Financial Expert is not required at this time pursuant to SEC Release 34-47262; IC-25914.


Items 4-8. [Reserved]

No information required


Item 9. Controls and Procedures.
(a) Due to early adoption of Form N-CSR, this section is not applicable at this time pursuant to SEC Release 34-47262; IC-25914.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation except controls were instituted during the year ended December 31, 2002 to correct the material weakness in the registrant's fair valuation methodology of foreign securities reported for the year ended December 31, 2001.


Item 10. Exhibits.

(a)  None.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  2/28/03
     ---------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan van Eck, CEO
                        ----------------------
Date  2/28/03
     ---------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  2/28/03
     ---------